UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21482

SunAmerica Specialty Series

(Exact name of registrant as specified in charter)

Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
(Address of principal executive offices) (Zip code)

John T. Genoy

Senior Vice President

SunAmerica Asset Management Corp.

Harborside Financial Center,

3200 Plaza 5

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: October 31

Date of reporting period: January 31, 2011

Item 1. Schedule of Investments.

SunAmerica Specialty Series 2015 High Watermark Fund

PORTFOLIO OF INVESTMENTS - January 31, 2011 – (unaudited)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT AGENCIES - 13.3%
Federal Home Loan Mtg. Corp. - 3.7%
zero coupon due 11/24/14	$2,260,000	$2,089,234
zero coupon due 06/01/15	5,000,000	4,526,255

		6,615,489

Resolution Funding - 9.6%
Resolution Funding Corp. STRIPS zero coupon due 07/15/15	19,054,000	17,380,792

Total U.S. Government Agencies (cost $22,778,583)		23,996,281

U.S. GOVERNMENT TREASURIES - 81.6%
United States Treasury Bonds - 81.6%
U.S. Treasury Bonds STRIPS zero coupon due 08/15/15	76,413,000	70,494,737
zero coupon due 08/15/15	83,142,000	76,585,339

Total U.S. Government Treasuries (cost $137,051,577)		147,080,076

Total Long-Term Investment Securities (cost $159,830,160)		171,076,357

SHORT-TERM INVESTMENT SECURITIES - 4.8%
U.S. Government Treasuries - 4.8%
United States Treasury Bills
0.16% due 04/07/11(1)	4,000,000	3,998,952
0.17% due 02/24/11	4,600,000	4,598,763

Total Short-Term Investment Securities (cost $8,598,382)		8,597,715

REPURCHASE AGREEMENTS - 0.7%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01% dated 01/31/11, to be repurchased 02/01/11 in the amount of $1,253,000 and collateralized by $1,220,000 of United States Treasury Notes, bearing interest at 3.13% due 04/30/17 and having an approximate value of $1,278,926 (cost $1,253,000)	1,253,000	$1,253,000

TOTAL INVESTMENTS (cost $169,681,542)(2)	100.4%	180,927,072
Liabilities in excess of other assets	(0.4)	(694,068)

NET ASSETS	100.0%	$180,233,004

(1)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)	See Note 3 for cost of investments on a tax basis.

STRIPS - Separate Trading of Registered Interest and Principal of Securities

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value at January 31, 2011	Unrealized Appreciation (Depreciation)
1	Long	S&P 500 E-Mini Index	March 2011	$61,800	$64,120	$2,320

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2011 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
U.S. Government Agencies	$—	$23,996,281	$—	$23,996,281
U.S. Government Treasuries	—	147,080,076	—	147,080,076
Short-Term Investment Securities:
U.S. Government Treasuries	—	8,597,715	—	8,597,715
Repurchase Agreement	—	1,253,000	—	1,253,000
Other Financial Instruments@
Open Futures Contracts - Appreciation	2,320	—	—	2,320

Total	$2,320	$180,927,072	$—	$180,929,392

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Portfolio of Investments

SunAmerica Specialty Series 2020 High Watermark Fund

PORTFOLIO OF INVESTMENTS - January 31, 2011 – (unaudited)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT AGENCIES - 7.7%
Resolution Funding - 7.7%
Resolution Funding Corp. STRIPS zero coupon due 07/15/20 (cost $4,774,199)	$7,000,000	$4,894,911

U.S. GOVERNMENT TREASURIES - 82.0%
United States Treasury Bonds - 82.0%
U.S. Treasury Bond STRIPS zero coupon due 08/15/20 (cost $47,116,231)	72,890,000	51,940,831

Total Long-Term Investment Securities (cost $51,890,430)		56,835,742

SHORT-TERM INVESTMENT SECURITIES - 10.3%
U.S. Government Treasuries - 10.3%
United States Treasury Bills
0.13% due 04/07/11(1)	2,000,000	1,999,476
0.16% due 02/24/11	4,500,000	4,499,527

Total Short-Term Investment Securities (cost $6,499,059)		6,499,003

REPURCHASE AGREEMENTS - 0.2%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 01/31/11, to be repurchased 02/01/11 in the amount of $109,000 and collateralized by $110,000 of United States Treasury Notes, bearing interest at 3.13%, due 04/30/17 and having an approximate value of $115,313 (cost $109,000)	109,000	109,000

TOTAL INVESTMENTS (cost $58,498,489)(2)	100.2%	63,443,745
Liabilities in excess of other assets	(0.2)	(121,696)

NET ASSETS	100.0%	$63,322,049

(1)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)	See Note 3 for cost of investments on a tax basis.

STRIPS - Separate Trading of Registered Interest and Principal of Securities

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value at January 31, 2011	Unrealized Appreciation (Depreciation)
1	Long	S&P 500 E-Mini Index	March 2011	$61,800	$64,120	$2,320

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2011 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
U.S. Government Agencies	$—	$4,894,911	$—	$4,894,911
U.S. Government Treasuries	—	51,940,831	—	51,940,831
Short-Term Investment Securities:
U.S. Government Treasuries	—	6,499,003	—	6,499,003
Repurchase Agreement	—	109,000	—	109,000
Other Financial Instruments@
Open Futures Contracts - Appreciation	2,320	—	—	2,320

Total	$2,320	$63,443,745	$—	$63,446,065

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Portfolio of Investments

SunAmerica Specialty Series - SunAmerica Alternative Strategies Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS - January 31, 2011* - (unaudited)

Security Description	Principal Amount/ Shares	Value (Note 2)
U.S. CORPORATE BONDS & NOTES - 0.4%
Diversified Financial Services - 0.4%
General Electric Capital Corp. FRS FDIC Guar. Notes 0.60% due 06/08/12	$1,000,000	$1,004,670
General Electric Capital Corp. FDIC Guar. Notes 2.20% due 06/08/12	500,000	510,955

Total U.S. Corporate Bonds & Notes (cost $1,499,869)		1,515,625

COMMODITY INDEX-LINKED NOTES - 10.6%
Credit Suisse New York FRS (Indexed to the S&P GSCI Light Energy Total Return Index) Senior Notes 0.11% due 01/24/12**(3)	18,000,000	22,443,144
Swedish Export Credit FRS (Indexed to the S&P GSCI Total Return Index) Notes 0.03% due 04/26/11**(3)	12,000,000	17,006,645

Total Commodity Index-Linked Notes (cost $30,000,000)		39,449,789

HEDGE FUND INDEX-LINKED NOTES - 3.2%
Deutsche Bank AG London (Indexed to the HFRX Global Hedge Fund Index) Bank Guar. Notes zero coupon due 09/14/12(3)(4)(5) (cost $10,000,000)	10,000,000	11,750,400

U.S. GOVERNMENT AGENCIES - 64.2%
Federal Farm Credit Bank - 7.9%
2.20% due 03/28/16	23,250,000	22,870,374
2.40% due 09/27/16	6,575,000	6,438,733

		29,309,107

Federal Home Loan Bank - 7.5%
1.85% due 05/26/15	15,000,000	14,862,195
2.00% due 12/09/15(4)	7,945,000	7,755,003
2.75% due 08/12/13	5,000,000	5,057,655

		27,674,853

Federal Home Loan Mtg. Corp. - 28.1%
1.30% due 07/26/13(4)	10,000,000	10,014,550
1.35% due 03/28/14	15,000,000	14,955,270
2.00% due 08/25/15	10,000,000	9,881,720
2.00% due 04/21/16	15,000,000	14,461,110
2.13% due 10/07/13(4)	7,000,000	7,021,350
2.25% due 08/12/15	30,629,000	30,651,788
2.50% due 12/30/15(4)	5,000,000	5,004,735
2.60% due 06/30/15	100,000	100,865
2.88% due 04/01/15	12,000,000	11,984,724

		104,076,112

Federal National Mtg. Assoc. - 20.7%
0.95% due 04/30/15 FRS	7,000,000	7,043,504
1.20% due 09/27/13(4)	15,000,000	14,978,670
1.50% due 12/30/13(4)	5,000,000	4,997,710
1.75% due 08/18/14	15,000,000	15,041,400
1.85% due 09/09/15	10,000,000	9,793,420
2.00% due 01/09/12	5,000,000	5,077,605
2.00% due 08/24/15	10,000,000	9,899,610
2.25% due 07/22/15(4)	10,000,000	9,923,820

		76,755,739

Total U.S. Government Agencies (cost $239,791,032)		237,815,811

U.S. GOVERNMENT TREASURIES - 5.9%
United States Treasury Notes - 5.9%
0.63% due 04/15/13 TIPS(6)	1,552,755	1,610,134
1.13% due 06/30/11	1,000,000	1,003,828
1.50% due 07/15/12	1,000,000	1,016,094
1.63% due 01/15/15 TIPS(6)	1,489,644	1,609,979
1.88% due 07/15/13 TIPS(6)	1,667,820	1,790,692
1.88% due 07/15/15 TIPS(6)	1,462,344	1,605,951
2.00% due 01/15/14 TIPS(6)	1,539,395	1,668,679
2.00% due 07/15/14 TIPS(6)	1,508,988	1,649,512
2.38% due 04/15/11 TIPS(6)	8,818,720	8,898,635
2.63% due 06/30/14	1,000,000	1,049,062

Total U.S. Government Treasuries (cost $20,772,948)		21,902,566

EXCHANGE-TRADED FUNDS - 5.5%
iShares Barclays MBS Bond Fund	65,400	6,912,126
iShares iBoxx $ High Yield Corporate Bond Fund	66,000	6,057,480
iShares iBoxx Investment Grade Corporate Bond Fund	41,900	4,545,312
SPDR Barclays Capital High Yield Bond Fund ETF	74,900	3,032,701

Total Exchange-Traded Funds (cost $19,965,818)		20,547,619

Total Long-Term Investment Securities (cost $322,029,667)		332,981,810

SHORT-TERM INVESTMENT SECURITIES - 6.2%
U.S. Government Treasuries - 6.2%
United States Treasury Bills
0.21% due 09/22/11(2)(4)	5,000,000	4,994,015
0.22% due 10/20/11(2)	3,000,000	2,995,824
0.25% due 09/22/11(2)(4)	10,000,000	9,988,030
0.26% due 06/02/11(2)	5,000,000	4,997,395

Total Short-Term Investment Securities (cost $22,967,901)		22,975,264

REPURCHASE AGREEMENTS - 1.8%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 01/31/11, to be repurchased 02/01/11 in the amount of $2,503,001 and collateralized by $2,440,000 of United States Treasury Notes, bearing interest at 3.13% due 04/30/17 and having an approximate value of $2,557,852	2,503,000	2,503,000
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 01/31/11, to be repurchased 02/01/11 in the amount of $4,205,009 and collateralized by $4,110,000 of United States Treasury Notes, bearing interest at 2.50% due 04/30/15 and having an approximate value of $4,291,521(4)	4,205,008	4,205,008

Total Repurchase Agreements (cost $6,708,008)		6,708,008

TOTAL INVESTMENTS (cost $351,705,576)(1)	97.8%	362,665,082
Other assets less liabilities	2.2	8,004,739

NET ASSETS	100.0%	$370,669,821

*	Consolidated; see Note 1 and Note 4.
**	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2011, the aggregate value of these securities was $39,449,789 representing 10.6% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
(1)	See Note 3 for cost of investments on a tax basis.
(2)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(3)	Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; see Note 2.
(4)	All or a portion of this security is owned by the SunAmerica Alternative Strategies Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund.
(5)	Illiquid security. At January 31, 2011, the aggregate value of these securities was $11,750,400 representing 3.2% of net assets.
(6)	Principal amount of security is adjusted for inflation.

FDIC - Federal Deposit Insurance Corporation

GSCI - Goldman Sachs Commodity Index

HFRX - Hedge Fund Research Index

TIPS - Treasury Inflation Protected Securities

FRS - Floating Rate Security

The rates shown on FRS are the current interest rates at January 31, 2011.

The dates shown on debt obligations are the original maturity dates.

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value at January 31, 2011	Unrealized Appreciation (Depreciation)
88	Short	Australian $ Currency	March 2011	$8,726,233	$8,731,360	$(5,127)
24	Long	Brent Crude(4)	June 2011	2,168,460	2,436,720	268,260
88	Long	British Pound Currency	March 2011	8,689,752	8,811,000	121,248
78	Long	Copper High Grade(4)	March 2011	7,334,038	8,694,076	1,360,038
36	Long	DAX Index	March 2011	8,624,255	8,743,942	119,687
25	Long	E-Mini MSCI Emerging Markets Index	March 2011	1,390,674	1,392,125	1,451
51	Long	EURO FX Currency	March 2011	8,532,041	8,726,100	194,059
227	Long	EURO STOXX 50 Index	March 2011	8,767,835	9,199,595	431,760
57	Short	EURO-BTP Italian Government Bond	March 2011	8,661,230	8,576,768	84,462
45	Long	Gas Oil(4)	March 2011	3,482,250	3,782,250	300,000
27	Long	Gasoline RBOB(4)	December 2011	2,450,188	2,827,403	377,215
25	Long	Heating Oil(4)	December 2011	2,533,801	2,959,421	425,620
213	Short	Mexican Peso Currency	March 2011	8,745,461	8,738,325	7,136
133	Short	Natural Gas(4)	March 2011	6,033,430	5,878,600	154,830
57	Long	Nickel(4)	March 2011	7,938,510	9,351,992	1,413,482
165	Long	NIKKEI 225 Index	March 2011	8,420,855	8,460,375	39,520
11	Short	Russell 2000 Mini Index	March 2011	840,556	858,220	(17,664)
539	Long	S&P 500 E-Mini Index	March 2011	33,043,996	34,560,680	1,516,684
182	Long	S&P MidCap 400 E-Mini Index	March 2011	16,095,721	16,800,420	704,699
208	Long	Wheat(4)	March 2011	7,165,750	8,743,800	1,578,050
309	Long	WTI Crude(4)	March 2011	26,459,550	28,486,710	2,027,160
41	Long	WTI Crude(4)	June 2011	3,290,930	3,967,980	677,050

						$11,779,620

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2011 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
U.S. Corporate Bonds & Notes	$—	$1,515,625	$—	$1,515,625
Commodity Index-Linked Notes	—	39,449,789	—	39,449,789
Hedge Fund Index-Linked Notes	—	11,750,400	—	11,750,400
U.S Government Agencies	—	237,815,811	—	237,815,811
U.S. Government Treasuries	—	21,902,566	—	21,902,566
Exchange Traded Funds	20,547,619	—	—	20,547,619
Short-Term Investment Securities:
U.S. Government Treasuries	—	22,975,264	—	22,975,264
Repurchase Agreements	—	6,708,008	—	6,708,008
Other Financial Instruments@
Open Futures Contracts - Appreciation	11,802,411	—	—	11,802,411

Total	$32,350,030	$342,117,463	$—	$374,467,493

LIABILITIES:
Other Financial Instruments@
Open Futures Contracts - Depreciation	$22,791	$—	$—	$22,791

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS – January 31, 2011 (unaudited)

Note 1. Basis for consolidation for the SunAmerica Alternative Strategies Cayman Fund Ltd.

The SunAmerica Alternative Strategies Cayman Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on October 20, 2008, and is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund (the “Alternative Strategies Fund”). The Subsidiary was organized as a wholly-owned subsidiary of the Alternative Strategies Fund in order to effect certain investments on behalf of the Alternative Strategies Fund consistent with the investment objectives and policies in the Alternative Strategies Fund’s prospectus and statement of additional information. With respect to its investments, the Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Alternative Strategies Fund; however, the Subsidiary (unlike the Alternative Strategies Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked and hedge fund-linked derivative instruments that may otherwise be limited if purchased by the Alternative Strategies Fund due to federal tax requirements relating to qualifying income. The Alternative Strategies Fund and Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Alternative Strategies Fund. The Alternative Strategies Fund may invest up to 25% of its assets in the Subsidiary. As of January 31, 2011, net assets of the Alternative Strategies Fund were $370,669,821, of which approximately $90,532,321, or approximately 24.4%, represented the Alternative Strategies Fund’s ownership of all issued shares and voting rights of the Subsidiary.

Note 2. Security Valuation

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Futures contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the adviser or subadviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Trustees. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical securities

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board etc.)

Level 3 - Significant unobservable inputs (including inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summaries of inputs used to value the Funds’ net assets as of January 31, 2011 are reported on a schedule following the Portfolio of Investments.

Derivative Instruments

The following tables present the value of derivatives held as of January 31, 2011, by their primary underlying risk exposure. For a detailed presentation of derivatives held as of January 31, 2011, please refer to the Portfolio of Investments.

	2015 High Watermark Fund
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Equity contracts
Futures contracts (variation margin)(2)(3)	$545	$—

(1)	The Fund’s derivative contracts held during the period ended January 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)	The average value outstanding for equity futures contracts was $61,917.
(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $2,320 as reported in the Portfolio of Investments.

	2020 High Watermark Fund
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Equity contracts
Futures contracts (variation margin)(2)(3)	$545	$—

(1)	The Fund’s derivative contracts held during the period ended January 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)	The average value outstanding for equity futures contracts was $61,917.
(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $2,320 as reported in the Portfolio of Investments.

	SunAmerica Alternative Strategies Fund
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Equity contracts
Futures contracts (variation margin)(2)(5)	$431,040	$—
Interest rate contracts
Futures contracts (variation margin)(3)(5)	102,714	—
Commodity contracts
Futures contracts (variation margin)(4)(5)	2,721,875	—
Call options written(6)	—	—

	$3,255,629	$—

(1)	The Fund’s derivative contracts held during the period ended January 31, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)	The average value outstanding for equity futures contracts was $77,694,482.
(3)	The average value outstanding for interest rate futures contracts was $40,885,136.
(4)	The average value outstanding for commodity futures contracts was $80,653,719.
(5)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $11,779,620 as reported in the Portfolio of Investments.
(6)	The average value outstanding for commodity call option contracts written was $1,143,910.

Futures Contracts. The 2015 High Watermark Fund and the 2020 High Watermark Fund (each, a “High Watermark Fund” and collectively, the “High Watermark Funds”) may invest in exchange traded S&P 500 Index futures to generate equity market exposures. During the period ended January 31, 2011, the High Watermark Funds invested in exchange traded S&P 500 Index futures to generate equity market exposures. The Alternative Strategies Fund expects to enter into futures transactions for investment purposes in commodities futures, currency/interest rate futures and equity index futures, and may take either a long or short position in a futures transaction. The Alternative Strategies Fund may also enter into futures transactions for hedging purposes. During the period ended January 31, 2011, the Alternative Strategies Fund entered into futures transactions for investment purposes in commodities futures, currency and interest rate futures and equity index futures, and took long and short positions in futures transactions. During this same period, the Alternative Strategies Fund also entered into futures transactions for hedging purposes.

Futures contracts are reported on a schedule following the Portfolio of Investments. As of January 31, 2011, the following Funds had open futures contracts: 2015 High Watermark Fund, 2020 High Watermark Fund and Alternative Strategies Fund.

A futures contract is generally a standardized, transferable, exchange-traded contract that requires delivery of a commodity, bond, currency, stock index, or other underlying reference asset at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to segregate an initial margin payment of cash or other liquid securities with the Futures Commission Merchant (the “broker”). Pursuant to a futures contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The primary risk to the High Watermark Funds of entering into futures contracts is market risk. The risks associated with the Alternative Strategies Fund’s use of futures include the risk that the changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset and that losses caused by sudden, unanticipated market movements may be potentially unlimited. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. While the Funds will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, a Fund may be unable to close out its futures contracts at a time which is advantageous. There is generally minimal counterparty credit risk to the Funds since the futures are exchange traded.

Options. Certain Funds may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Fund’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Fund’s securities or an increase in prices of securities that may be purchased, or to generate income. During the period ended January 31, 2011, the Alternative Strategies Fund used option contracts to decrease the Fund’s market exposure, to seek higher investment returns, and to seek protection against a decline in the value of the Fund’s securities or an increase in prices of securities that may be purchased. As of January 31, 2011, none of the Funds had open option contracts.

An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Fund writes a call or a put option, it receives a premium which is equal to the current market value of the option written. If a Fund purchases a call or a put option, it pays a premium which reflects the current market value of the option. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Options may be traded on a national securities exchange or in the over-the-counter (OTC) market.

Risks to the Funds of entering into option contracts include credit risk, market risk and, with respect to OTC options, illiquidity risk. Credit risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

Transactions in options written during the period ended January 31, 2011 are summarized as follows:

	Alternative Strategies Fund
	Number of Contracts	Premiums Received
Options outstanding at October 31, 2010	707	$1,720,840
Options written	—	—
Options terminated in closing purchase transactions	(658)	(1,529,530)
Options expired	—	—
Options exercised	(49)	(191,310)

Options outstanding at January 31, 2011	—	$—

Commodity-Linked and Hedge Fund-Linked Notes. The Alternative Strategies Fund may invest in commodity-linked derivative instruments, including commodity-linked notes linked to broad-based commodity indexes, in order to gain exposure to the commodities markets. By investing in these derivative instruments, the Alternative Strategies Fund seeks to gain exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. The Alternative Strategies Fund will not invest directly in commodities. During the period ended January 31, 2011, the Alternative Strategies Fund invested in commodity-linked notes in order to gain exposure to the commodities markets.

Commodity-linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a commodity, commodity index or commodity futures or option contract. A commodity-linked note is a derivative instrument that has characteristics of a debt security and of a commodity-linked derivative. It typically provides for interest payments and a principal payment at maturity linked to the price movement of a commodity, commodity index or commodity futures or option contract.

The Alternative Strategies Fund may also invest in hedge fund-linked derivative instruments, including hedge fund-linked notes linked to a hedge fund index, in order to gain a broad-based exposure to hedge funds. The Alternative Strategies Fund will not invest directly in hedge funds. During the period ended January 31, 2011, the Alternative Strategies Fund invested in hedge fund-linked notes in order to gain exposure to hedge funds.

Hedge fund linked derivatives are derivative instruments, of which, the value, principal payment and interest payments are primarily linked to the price movement of a hedge fund, hedge fund index or hedge fund futures or option contract.

The commodity and hedge fund-linked derivative instruments in which the Alternative Strategies Fund may invest have substantial risks, including risk of loss of a significant portion of their principal value. Commodity and hedge fund-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets or underlying hedge funds, as the case may be, as well as economic and other regulatory or political developments, overall market movements and other factors, including potential defaults by counterparties on their obligations to perform under these instruments. Typically, the return of the commodity-linked and hedge fund-linked notes will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Alternative Strategies Fund earns from these notes as compared to the index. Commodity and hedge fund-linked derivative instruments are also subject to credit risk and counterparty risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. Counterparty risk is the risk that the Fund will be exposed to the credit of the counterparties to derivative contracts and its ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the terms of the agreements.

Note 3. Federal Income Taxes

At January 31, 2011, the amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchases agreements, were as follows:

	2015 High Watermark Fund	2020 High Watermark Fund	SunAmerica Alternative Strategies Fund
Cost	$169,681,542	$58,644,675	$360,567,218

Appreciation	$11,246,269	4,945,312	13,300,484
Depreciation	(739)	(146,242)	(2,340,978)

Unrealized appreciation (depreciation) – net	$11,245,530	$4,799,070	$(10,959,506)

Note 4. Transactions with Affiliates

As discussed in Note 1, the Alternative Strategies Fund owned 100% of the Subsidiary. During the period ended January 31, 2011, the Alternative Strategies Fund recorded unrealized gain/(loss) on the investment in the Subsidiary as follows:

Consolidated Subsidiary	Net Assets at October 31, 2010	Purchases	Realized Gain/(Loss)	Sales Proceeds	Dividend Income	Unrealized Gain/(Loss)	Net Assets as of January 31, 2011
SunAmerica Alternative Strategies Cayman Fund Ltd.	$90,778,713	$—	$2,392,445	$10,000,000	$—	$7,361,163	$90,532,321

ADDITIONAL INFORMATION

Additional information is available in the SunAmerica Specialty Series’s Annual and Semiannual reports which may be obtained without charge from the EDGAR database on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 2. Controls and Procedures

(a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Specialty Series

By:	/s/ John T. Genoy
John T. Genoy President

Date:	March 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy President

Date:	March 31, 2011

By:	/s/ Donna M. Handel
Donna M. Handel Treasurer

Date:	March 31, 2011